UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2015

EATON VANCE CORP.
(Exact name of registrant as specified in its charter)

Maryland	1-8100	04-2718215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two International Place, Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THE REPORT

Item 7.01.

Regulation FD Disclosure.

Registrant announced its mutual agreement with one of its distribution partners to end certain service and additional compensation agreements in place for certain Eaton Vance closed-end funds, as described in Registrant’s press release dated January 29, 2015, a copy of which is furnished herewith as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Document

99.1

Press Release issued by Registrant dated January 29, 2015 detailing the announcement of its agreement to end certain service and additional compensation agreements in connection with the closed-end funds.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.

(Registrant)

Date:

January 30, 2015

/s/ Laurie G. Hylton

Laurie G. Hylton

Chief Financial Officer & Chief Accounting Officer

EXHIBIT INDEX

Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K.  The following exhibit is furnished as part of this Report:

Exhibit No.

Description

99.1

Press Release issued by Registrant dated January 29, 2015 detailing the announcement of its agreement to end certain service and additional compensation agreements in connection with the closed-end funds.